Supplement dated May 3, 2012, to the Wilmington Funds (the "Funds," formerly the MTB Group of Funds) Statement of Additional Information
dated August 31, 2011 (the "SAI")

The following supplements and amends information on page 13 of the SAI under the Section entitled "Derivative Contracts:"

"The Funds (other than the Money Market Funds) are operated by a person that has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act."

Please keep this Supplement for future reference.